Exhibit 6

AMENDMENT TO McCANN FAMILY STOCKHOLDERS’ AGREEMENT

W I T N E S S E T H:

WHEREAS, each of the undersigned is a signatory to the McCann Family Stockholders’ Agreement dated as of July 18, 2017 (the “Agreement”) and a Member of the McCann Family Committee created thereunder; and

WHEREAS, pursuant to Section 7 of the Agreement, the undersigned Members, acting unanimously, wish to amend the Agreement, effective as of May 1, 2019; and

WHEREAS, the first purpose of this Amendment is to reflect on Schedule A to the Agreement the number of Class A shares held by each of Portion I and Portion II of The James F. McCann 2012 Family Trust (“the 2012 Family Trust”) as the result of a reallocation of assets pursuant to a qualified severance of the 2012 Family Trust for purposes of generation skipping transfer tax, effective May 1, 2019; and

WHEREAS, the second purpose of this Amendment is to reflect that J.P. Morgan Trust Company of Delaware is the Administrative Trustee of each of Portion I and Portion II of the 2012 Family Trust; and

WHEREAS, the third purpose of the Amendment, for purposes of Section 12.1 of the Agreement which permits notices under the Agreement to be given by electronic mail, is to add to Schedule B an email address for each Stockholder and Member under the Agreement; and

WHEREAS, this Amendment may be executed and delivered (including by means of facsimile or scanned pdf image) in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument;

NOW THEREFORE, in consideration of the premises, the undersigned hereby amend Schedule A and Schedule B to the Agreement to read as on the attachments hereto.

IN WITNESS WHEREOF this Amendment to McCann Family Stockholders’ Agreement has been executed by each of the Members of the McCann Family Committee under the Agreement and will be effective as of May 1, 2019.

MARYLOU McCANN, Member

/s/ Marylou McCann
CHRISTOPHER G. McCANN, Member

/s/ Chris McCann

Erin MOORE Lenehan, Member

/s/ Erin Lenehan

JAMES F. McCANN, III, Member

/s/ James McCann

MATTHEW E. McCANN, Member

/s/ Matthew McCann

SCHEDULE A -STOCKHOLDERS

Erin McCann 2005 Trust

Marylou McCann, Christopher G. McCann and Erin Moore Lenehan, Trustees

2,265,197 Class A Shares

James McCann 2005 Trust

Marylou McCann, Christopher G. McCann and James F. McCann, III, Trustees

2,265,197 Class A Shares

Matthew McCann 2005 Trust

Marylou McCann, Christopher G. McCann and Matthew E. McCann, Trustees

2,265,196 Class A Shares

The James F. McCann 2012 Family Trust – Portion I

Christopher G. McCann, Trustee

J.P. Morgan Trust Company of Delaware, Administrative Trustee

1,313,752 Class A Shares

The James F. McCann 2012 Family Trust – Portion II

Christopher G. McCann, Trustee

J.P. Morgan Trust Company of Delaware, Administrative Trustee

47,649 Class A Shares

The McCann Family Limited Partnership

Christopher G. McCann, General Partner

2,000,000 Class B Shares

The 1999 McCann Family Limited Partnership

Public Flowers, Inc., General Partner

3,875,000 Class B Shares

Exhibit 6

SCHEDULE B

STOCKHOLDERS

Erin McCann 2005 Trust
One Old Country Road, Suite 500
Carle Place, NY 11514
Email: cmccann@1800flowers.com

James McCann 2005 Trust
One Old Country Road, Suite 500
Carle Place, NY 11514
Email: cmccann@1800flowers.com

Matthew McCann 2005 Trust
One Old Country Road, Suite 500
Carle Place, NY 11514
Email: cmccann@1800flowers.com

The James F. McCann 2012 Family Trust – Portion I

JP Morgan Trust Company of Delaware
500 Stanton Christiana Rd
Newark, DE 19713
Email: cmccann@1800flowers.com

The James F. McCann 2012 Family Trust – Portion II

JP Morgan Trust Company of Delaware
500 Stanton Christiana Rd
Newark, DE 19713
Email: cmccann@1800flowers.com

The McCann Family Limited Partnership
One Old Country Road, Suite 500
Carle Place, NY 11514
Email: cmccann@1800flowers.com

The 1999 McCann Family Limited Partnership
One Old Country Road, Suite 500
Carle Place, NY 11514
Email: cmccann@1800flowers.com

MEMBERS

Marylou McCann
One Old Country Road, Suite 500
Carle Place, NY 11514
Email: maryloumccann1@yahoo.com

Christopher G. McCann
One Old Country Road, Suite 500
Carle Place, NY 11514
Email: cmccann@1800flowers.com

Erin Moore Lenehan
One Old Country Road, Suite 500
Carle Place, NY 11514
Email: erin.lenehan@yahoo.com

James F. McCann, III
One Old Country Road, Suite 500
Carle Place, NY 11514
Email: jamesm@1800flowers.com

Matthew E. McCann
One Old Country Road, Suite 500
Carle Place, NY 11514
Email: mattemccann@ymail.com